Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of January 22, 2013, is made and entered into by Delphi Corporation, a Delaware corporation (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent and the other parties named therein are party to that certain Credit Agreement dated as of March 31, 2011, as amended and restated as of September 14, 2012 (as may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Section 9.02 of the Credit Agreement permits any Loan Document to be amended by the Borrower and the Administrative Agent with the consent of the Required Lenders;
WHEREAS, the Borrower, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement on the terms set forth herein;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE. Amendment. The parties hereto hereby agree to amend the Credit Agreement by replacing the reference to “30 days” with “60 days” in Section 5.01(g) thereof.
SECTION TWO. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) the Administrative Agent shall have received a counterpart of this Amendment executed by the Administrative Agent, the Borrower and the Required Lenders.
SECTION THREE. Reference to and Effect on the Loan Documents. On and after the Amendment Effective Date, each reference in the Credit Agreement, to “this Agreement,” “hereunder,”“hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and each reference in each of the other Loan Documents to “the Credit Agreement,”

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Exhibit 10.2

“thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall constitute a Loan Document.
SECTION FOUR. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission (such as “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION FIVE. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York (without regard to the conflict of law principles thereof to the extent that the application of the laws of another jurisdiction would be required thereby).
[Signature Pages Follow]

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Exhibit 10.2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DELPHI CORPORATION, as the Borrower

By:	/s/ Keith D. Stipp
Name: Keith D. Stipp
Title: Treasurer

Exhibit 10.2

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Richard W. Duker
Name: Richard W. Duker
Title: Managing Director

[Amendment No. 1 to Amended and Restated Credit Agreement]